UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 10, 2025 (March 5, 2025)

Acadia Healthcare Company, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-35331	45-2492228
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6100 Tower Circle, Suite 1000 Franklin, Tennessee	37067
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (615) 861-6000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.01 par value per share	ACHC	NASDAQ Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement

On March 10, 2025, Acadia Healthcare Company, Inc. (the “Company”), entered into an Indenture, dated as of March 10, 2025 (the “Indenture”), by and among the Company, the guarantors party thereto (the “Guarantors”) and U.S. Bank National Association, as trustee (the “Trustee”), in connection with the sale and issuance of $550 million aggregate principal amount of 7.375% Senior Notes due 2033 (the “Notes”) to J.P. Morgan Securities LLC and certain other initial purchasers in a private offering (the “Offering”) exempt from registration requirements under the Securities Act of 1933, as amended (the “Securities Act”) to qualified institutional buyers in the United States, as defined in Rule 144A under the Securities Act, and to certain non-U.S. persons outside the United States in offshore transactions pursuant to Regulation S under the Securities Act.

The Company intends to use the proceeds from the Offering to prepay the outstanding borrowings under its existing senior secured revolving line of credit.

The Notes will mature on March 15, 2033 and bear interest at a rate of 7.375% per annum, payable semi-annually in arrears on March 15 and September 15 of each year, beginning on September 15, 2025. The Notes are the Company’s senior unsecured obligations and are fully and unconditionally guaranteed, jointly and severally, on a senior unsecured basis by the Guarantors.

The Company may redeem the Notes on or after March 15, 2028 at the redemption prices specified in the Indenture, plus accrued and unpaid interest thereon, to, but excluding, the redemption date. In addition, the Company may redeem up to 40% of the Notes prior to March 15, 2028, with the net cash proceeds from certain equity offerings, at a redemption price equal to 107.375% of the principal amount thereof, plus accrued and unpaid interest thereon, to, but excluding, the redemption date. The Company may also redeem some or all of the Notes prior to March 15, 2028 at a redemption price of 100% of the principal amount, plus accrued and unpaid interest thereon, to, but excluding, the redemption date, plus an applicable “make-whole” premium.

The Indenture contains covenants that, subject to certain qualifications and exceptions, limit the Company’s ability and the ability of its restricted subsidiaries to, among other things: (i) incur additional indebtedness; (ii) create liens; (iii) pay dividends or make distributions in respect of capital stock; (iv) purchase or redeem capital stock; (v) make investments or certain other restricted payments; (vi) sell assets; (vii) enter into transactions with stockholders or affiliates; and (viii) effect a consolidation or merger. The Indenture also provides for customary events of default (subject in certain cases to customary grace and cure periods), which include payment defaults, a failure to pay certain judgments and certain events of bankruptcy and insolvency. If on any date following the issue date the Notes are rated investment grade (as more fully described in the Indenture), certain covenants, including with respect to restrictions on dividends, restricted payments and incurrence of indebtedness, will be suspended (for so long as the Notes maintain such rating and no event of default has occurred and is continuing).

Certain of the initial purchasers and their affiliates have engaged in, and may in the future engage in, investment banking and other commercial dealings in the ordinary course of business with the Company or the Company’s affiliates. They have received, or may in the future receive, customary fees and commissions for these transactions.

The descriptions of the Indenture and the Notes contained in this Current Report on Form 8-K are qualified in their entirety by reference to the complete text of the Indenture and the Notes, copies of which are filed as Exhibits 4.1 and 4.2 hereto, respectively, and are incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation Under an Off-Balance Sheet Arrangement of a Registrant

To the extent applicable, the information set forth in Item 1.01 above is incorporated by reference into this Item 2.03.

Item 8.01.	Other Events

On March 5, 2025, the Company issued a press release to announce the launch of the Offering. A copy of the press release is filed hereto as Exhibit 99.1 and is incorporated by reference herein.

On March 6, 2025, the Company issued a press release to announce the pricing of the Notes. A copy of the press release is filed hereto as Exhibit 99.2 and is incorporated by reference herein.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K and the exhibits hereto contain “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, including statements related to the Offering and the use of proceeds therefrom. Generally, words such as “may,” “will,” “should,” “could,” “anticipate,” “expect,” “intend,” “estimate,” “plan,” “continue,” and “believe” or the negative of or other variation on these and other similar expressions identify forward-looking statements. These forward-looking statements are made only as of the date of this Current Report on Form 8-K. The Company does not undertake to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise. Forward-looking statements are based on current expectations and involve risks and uncertainties, and the Company’s future results could differ significantly from those expressed or implied by its forward-looking statements. Factors that may cause actual results to differ materially include, without limitation, (i) potential difficulties in successfully integrating the operations of acquired facilities or realizing the expected benefits and synergies of the Company’s facility expansions, acquisitions, joint ventures and de novo transactions; (ii) the Company’s ability to add beds, expand services, enhance marketing programs and improve efficiencies at its facilities; (iii) potential reductions in payments received by the Company from government and commercial payors; (iv) the occurrence of patient incidents, governmental investigations, litigation and adverse regulatory actions, which could adversely affect the price of the Company’s common stock and result in substantial payments and incremental regulatory burdens; (v) the risk that the Company may not generate sufficient cash from operations to service its debt and meet its working capital and capital expenditure requirements; (vi) potential disruptions to the Company’s information technology systems or a cybersecurity incident; (vii) potential operating difficulties, including, without limitation, disruption to the U.S. economy and financial markets; (viii) reduced admissions and patient volumes; (ix) increased costs relating to labor, supply chain and other expenditures; (x) changes in competition and patient preferences; and (xi) general economic or industry conditions that may prevent the Company from realizing the expected benefits of its business strategies. These factors and others are more fully described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024 and subsequent periodic reports and other filings with the Securities and Exchange Commission.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

4.1	Indenture, dated March 10, 2025, by and among Acadia Healthcare Company, Inc., the guarantors party thereto and U.S. Bank Trust Company, National Association, as Trustee.

4.2	Form of 7.375% Senior Note due 2033 (included as Exhibit A1 to Exhibit 4.1).

99.1	Press Release of Acadia Healthcare Company, Inc., dated March 5, 2025.

99.2	Press Release of Acadia Healthcare Company, Inc., dated March 6, 2025.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACADIA HEALTHCARE COMPANY, INC.

By:	/s/ Brian P. Farley
Brian P. Farley
Executive Vice President, Secretary and General Counsel

Date: March 10, 2025